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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: October 29, 2002



                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                     0-6511                    73-0728053
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)


             151 Graham Road
              P.O. Box 9010
         College Station, Texas                               77842-9010
         ----------------------                               ----------
(Address of principal executive office)                       (Zip Code)

                                 (979) 690-1711
              (Registrant's telephone number, including area code)

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ITEM 4.  Change in Registrant's Certifying Accountants

     (a) Previous independent accountants

         (i) On October 29, 2002, O. I. Corporation dismissed
PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

         (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principle.

         (iii) In connection with the audits for the two most recent fiscal years and through October 29, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in its report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through October 29, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except as noted in the following paragraph.

         In February 2002 PricewaterhouseCoopers LLP reported a material weakness in internal controls related to the timeliness of bank reconciliations performed for the period April 1, 2001 through December 31, 2001. During this period the Registrant had significant turnover in personnel with responsibility for those procedures and fell behind the timely completion of certain routine procedures with respect to bank reconciliations. However, prior to the completion of the audit, those procedures were completed. In the report to the Audit Committee, PricewaterhouseCoopers LLP reported the bank reconciliations were completed for the year ended December 31, 2001 and were reviewed in connection with the year-end audit procedures. The Registrant does not believe that any of the adjustments resulting from the bank reconciliation process were material to any of the interim financial statements.

         (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

     (b) New independent accountants

         (i) The Registrant engaged Grant Thornton LLP as its new independent accountants as of October 29, 2002. During the two most recent fiscal years and through October 29, 2002,



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the Registrant has not consulted with Grant Thornton LLP regarding either (i)
the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Exhibits

         16*  Letter on change in certifying accountant

              *  Included herein

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       O. I. CORPORATION


Date: November 1, 2002                 By: /s/ William W. Botts
                                           -------------------------------------
                                           Name:  William W. Botts
                                           Title: President/CEO


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                                  EXHIBIT INDEX



            EXHIBIT NUMBER      DESCRIPTION
            --------------      -----------
                  16            Letter on Change in Certifying Accountant